WELLS FARGO FUNDS TRUST

WealthBuilder Growth Portfolio
WealthBuilder Growth Balanced Portfolio
WealthBuilder Growth and Income Portfolio

Supplement dated February 4, 2003 to the
Prospectus dated October 1, 2002

Effective immediately, David S. Lunt no longer serves as a co-portfolio manager with Galen G. Blomster for the WealthBuilder Portfolios. Mr. Blomster serves as the sole portfolio manager responsible for the day-to-day management of the WealthBuilder Portfolios. Biographical information for Mr. Blomster can be found on page 43 of the Prospectus.